As Filed with the Securities and Exchange Commission on December 14, 2007
Registration No. 333-92198

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BREK ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation or Organization)
1311
(Primary Standard Industrial Classification Code Number)
98-0206967
(I.R.S Employer Identification Number)
8 Inverness Drive East, Suite 100
Englewood, CO 80112
(303) 483-0044
(Address, Including Zip Code, and Telephone Number, Including Area Code, of
Registrant’s Principal Executive Offices)
W. King Grant
8 Inverness Drive East, Suite 100
Englewood, CO 80112
(303) 483-0044
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Caroline Blitzer
Vinson & Elkins L.L.P.
First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
713-758-2222

TERMINATION OF REGISTRATION
     This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-8 (Registration No. 333-92918) of Brek Energy Corporation, a Nevada corporation (the “Company”), filed on July 10, 2002, pertaining to the Company’s 3,000,000 shares of common stock of the Company issuable pursuant to the 2001 Stock Option / Warrant Plan.
     The Company hereby removes from registration all securities of the Company registered pursuant to this Registration Statement that remain unissued.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on December 14, 2007.

Brek Energy Corporation
By:	/s/ W. King Grant
W. King Grant
Executive Vice President, Secretary and Treasurer